Share-based compensation - Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2019 CAD ($) Month	Dec. 31, 2018 CAD ($) Month
Disclosure of terms and conditions of share-based payment arrangement [line items]
Dividend per share	1.00%	1.00%
Expected volatility	34.00%	35.00%
Risk-free interest rate	2.00%	2.00%
Expected life | Month	49	46
Weighted average share price	$ 13.51	$ 12.85
Weighted average fair value of options granted	$ 3.41	$ 3.37